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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       September 9, 2004
                                                --------------------------------


                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



          NEW YORK                      1-5452                  15-0405700
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(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                            13421
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code     (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report         N/A
                                                           ---------------------




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ITEM 7.01.  REGULATION FD DISCLOSURE

            On September 9, 2004, Oneida Ltd. issued a press release announcing its financial results for the fiscal quarter ended July 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

            The information contained in Item 7.01 to this Form 8-K and Exhibit
            99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 8.01.  OTHER EVENTS.

            On September 9, 2004, Oneida Ltd. issued a press release announcing the closure of its Sherrill, New York flatware manufacturing facility. A copy of the press release is attached hereto as Exhibit
            99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS & EXHIBITS.

            (c.)   Exhibits

                   EXHIBIT 99.1 Press Release dated September 9, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ONEIDA LTD.

                                     By: /s/ PETER J. KALLET
                                         -------------------
                                             Peter J. Kallet
                                             Chairman of the Board, President &
                                             Chief Executive Officer

Dated: September 9, 2004